SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        April 28, 2004
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure; Item 12. Results of Operations and Financial Condition.

       In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Form 8-K, including in Exhibits 99.1 and 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

       On April 28, 2004, Unocal Corporation issued a news release announcing the Company's preliminary earnings for the first quarter ended March 31, 2004 and containing other information set forth therein. A copy of the news release is furnished with this report as Exhibit 99.1 and shall be deemed a part of and incorporated by reference into this Item 9 and Item 12 for all purposes.

       On April 28, 2004, Unocal Corporation distributed for reference by analysts during its quarterly earnings call held on April 28, 2004 a summary of the significant variances in adjusted after-tax earnings by business segment between the first quarter of 2004 and fourth quarter of 2003. A copy of this summary is furnished with this report as Exhibit 99.2 and shall be deemed a part of and incorporated by reference into this Item 9 and Item 12 for all purposes.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  UNOCAL CORPORATION
                                                      (Registrant)


Date:  April 28, 2004                            By:  /s/ JOE D. CECIL
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                                                 Joe D. Cecil
                                                 Vice President and Comptroller